EXHIBIT 10.4

                  [PACKAGING DYNAMICS CORPORATION LETTERHEAD]



                                                          September 14, 2004




Packaging Investors, L.P.
c/o Group III 31, L.L.C.
201 Main Street, Suite 3100
Fort Worth, Texas 76102

Frank V. Tannura
Phillip D. Harris
c/o Packaging Dynamics Corporation
3900 West 43rd Street
Chicago, Illinois 60632

G. Douglas Patterson
Glencoe Capital LLC
222 W. Adams
Suite 1000
Chicago, Illinois 60606

Gentlemen:

                  This letter agreement (this "Agreement") sets forth the agreement of the undersigned with respect to that certain First Amended and Restated Registration Rights Agreement (the "Packaging Investors Registration Rights Agreement") by and among Packaging Investors, L.P. ("Packaging Investors"), DCBS Investors, L.L.C. ("DCBS"), CB Investors, L.L.C. ("CB"), Thomas J. Wolf ("Mr. Wolf") and Packaging Dynamics Corporation (the "Company"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Packaging Investors Registration Rights Agreement.

                  The Company has entered into that certain Acquisition Agreement, dated as of August 6, 2004, by and among the Company, 3141276 Canada Inc. ("Parent"), GMG International Inc., Papercon, Inc. and Gaby A. Ajram ("Mr. Ajram"), pursuant to which the Company will purchase from Mr. Ajram all of the issued and outstanding capital stock of Parent on the terms and subject to the conditions set forth in the Acquisition Agreement (the "Transaction"). In connection with the Transaction, it is proposed that the Company enter into a registration rights agreement with Mr. Ajram (the "Ajram Registration Rights Agreement"). Subject to and conditioned upon the consummation of the Transaction, the undersigned hereby agree to the following amendments to the Packaging Investors Registration Rights Agreement:

1. Notwithstanding the provisions of clause (2) of Section 4 of the Packaging Investors Registration Rights Agreement, in the event that
         (i) Packaging Investors makes a written request for registration of Registrable Securities held by it pursuant to Section 2 or Section 3 of the Packaging Investors Registration Rights Agreement, (ii) Mr. Ajram exercises his piggy-back registration rights to participate in such requested registration in accordance with Section 3 of the Ajram Registration Rights Agreement and (iii) pursuant to Section 4 of the Packaging Investors Registration Rights Agreement, the Company Underwriter advises the Company that in its opinion the Total Securities is sufficiently large as to have a material adverse effect on the distribution of the Total Securities, then the Total Securities shall be reduced to the amount recommended by the Company Underwriter, which amount shall be allocated first to Packaging Investors, Mr. Ajram and any other holders of registrable securities pursuant to the Packaging Investors Registration Rights Agreement pro rata on the basis of (i) the number of registrable securities requested to be registered by Packaging Investors, (ii) an amount equal to the lesser of (x) 50% of the then outstanding registrable securities owned by Mr. Ajram and (y) the number of registrable securities requested to be registered by Mr. Ajram, (iii) with respect to each of the other holders requesting registration of Registrable Securities pursuant to the Packaging Investors Registration Rights Agreement (other than Frank V. Tannura ("Mr. Tannura")), the number of Registrable Securities requested to be registered by such holder (other than Mr. Tannura) and (iv) with respect to Mr. Tannura requesting registration of Registrable Securities pursuant to the Packaging Investors Registration Rights Agreement, an amount equal to the lesser of (x) 50% of the then outstanding Registrable Securities owned by Mr. Tannura and (y) the number of Registrable Securities requested to be registered by Mr. Tannura, second to Mr. Ajram and the holders of Registrable Securities pursuant to the Packaging Investors Registration Rights Agreement (including Mr. Tannura) pro rata on the basis of the number of Registrable Securities or registrable securities, as the case may be, requested to be registered thereby to the extent such Registrable Securities or registrable securities, as the case may be, were not covered by the immediately preceding clause, third to the Company and fourth to any other holders of registrable securities.

2. Notwithstanding the provisions of clause (2) of Section 4 of the Packaging Investors Registration Rights Agreement, in the event that
         (i) the Company proposes to file a registration statement with respect to an offering by the Company for its own account, (ii) Mr. Ajram exercises his piggy-back registration rights to participate in such registration in accordance with Section 3 of the Ajram Registration Rights Agreement and (iii) pursuant to Section 4 of the Packaging Investors Registration Rights Agreement, the Company Underwriter advises the Company that in its opinion the Total Securities is sufficiently large as to have a material adverse effect on the distribution of the Total Securities, then the Total Securities shall be reduced to the amount recommended by the Company Underwriter, which amount shall be allocated first to the Company, second to Packaging Investors, the Holder and any other holders of Registrable Securities pursuant to the Packaging Investors Registration Rights Agreement pro rata on the basis of the number of Registrable Securities or registrable securities, as the case may be, requested to be registered thereby and third to any other holders of registrable securities.

                  Except as expressly set forth herein, this Agreement shall not by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations or agreements contained in the Packaging Investors Registration Rights Agreement and the Packaging Investors Registration Rights Agreement shall remain in full force and effect in accordance with its terms.

                  This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Delaware applicable to contracts executed and to be wholly performed within such State.

                           [Signature page follows.]

                  Please indicate your agreement to the foregoing by signing in the space provided below and returning an executed copy of this Agreement to the undersigned.

                                              Very truly yours,


                                              PACKAGING DYNAMICS CORPORATION


                                              By:   /s/ Frank V. Tannura
                                                    -------------------------
                                              Name:  Frank V. Tannura
                                              Title: Chairman

Agreed to and accepted as of the date first written above in accordance with
Section 12.4(i) of the Packaging Investors Registration Rights Agreement:


PACKAGING INVESTORS, L.P.


By:   /s/ Kevin G. Levy
      ----------------------------
Name:  Kevin G. Levy
Title: Vice President of General Partner


Agreed to and accepted as of the date first written above in accordance with Sections 12.4(i) and (ii) of the Packaging Investors Registration Rights
Agreement:


By:   /s/ Frank V. Tannura
      --------------------------
FRANK V. TANNURA, individually


By:   /s/ Philip Harris
      -------------------------
PHILLIP D. HARRIS, individually


By:   /s/ G. Douglas Patterson
      --------------------------
G. DOUGLAS PATTERSON, individually